Financial Statements
(Unaudited)

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)
September 30, 2008

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Financial Statements
(Unaudited)

September 30, 2008

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)
September 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	17.2%
Data Processing, Hosting and Related Services	11.3%
Communications Equipment Manufacturing	8.4%
Satellite Telecommunications	7.7%
Motor Vehicle Parts Manufacturing	7.1%
Cable Service Carriers	6.8%
Gambling Industries	5.4%
Glass and Glass Products Manufacturing	3.5%
Offices of Real Estate Agents and Brokers	3.3%
Semiconductor and Other Electronic Component Manufacturing	2.9%
Industrial Machinery Manufacturing	2.7%
Motor Vehicle Manufacturing	2.2%
Depository Credit Intermediation	2.2%
Sporting Goods, Hobby and Musical Instrument Stores	2.2%
Clothing Stores	1.9%
Petroleum and Coal Products Manufacturing	1.8%
Computer and Peripheral Equipment Manufacturing	1.5%
Architectural, Engineering, and Related Services	1.4%
Radio and Television Broadcasting	1.1%
Management, Scientific, and Technical Consulting Services	0.9%
Activities Related to Credit Intermediation	0.6%
Other Amusement and Recreation Industries	0.4%
Plastics Product Manufacturing	0.4%
Home Furnishings Stores	0.2%
Cash and Cash Equivalents	6.9%

Total	100.0%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

September 30, 2008

Assets
Investments, at fair value:
Unaffiliated issuers (cost $1,329,787,990)	$1,134,102,235
Affiliates (cost $225)	225
Total investments (cost $1,329,788,215)	1,134,102,460

Cash and cash equivalents	83,968,019
Subscriptions receivable	110,500,000
Receivable for open trades	10,718,145
Accrued interest income on investments in unaffiliated issuers	16,830,045
Deferred debt issuance costs	6,703,333
Receivable from common limited partner	1,202,381
Prepaid expenses and other assets	3,243,456
Total assets	1,367,267,839

Liabilities
Credit facility payable	386,463,600
Payable for investments purchased	64,846,906
Management and advisory fees payable	2,762,500
Payable to common limited partner	2,107,469
Interest payable	1,907,730
Accrued expenses and other liabilities	160,223
Total liabilities	458,248,428

Preferred limited partner interests
Series A preferred interests; $20,000/interest liquidation preference;
25,000 interests authorized, 11,800 interests issued and outstanding	236,000,000
Accumulated distributions on Series A preferred interests	1,214,539
Total preferred limited partner interests	237,214,539

Net assets applicable to common limited and general partners	$671,804,872

Composition of net assets applicable to common limited and general partners
Paid-in capital	$861,802,930
Accumulated net investment income	35,219,636
Accumulated net realized loss	(31,303,503)
Accumulated net unrealized depreciation	(193,914,191)
Net assets applicable to common limited and general partners	$671,804,872

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)
September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (83.53%)
Bank Debt (70.83%) (1)
Cable Service Carriers (6.80%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR +4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $20,196,094)	$19,750,000	$17,824,375	1.46%
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 7/16/08 and 7/22/08, Amortized Cost $23,451,787) - (Netherlands) (3)	€15,010,175.00	19,840,894	1.63%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17
(Acquired 12/28/07, Amortized Cost $46,394,702) - (Germany) (3)	€31,425,395.00	45,170,360	3.71%
Total Cable Service Carriers		82,835,629

Communications Equipment Manufacturing (8.37%)
Dialogic Corporation, Senior Secured Notes, LIBOR +10%, due 9/30/10
(Acquired 9/9/08 and 9/10/08, Amortized Cost $39,548,000)	$40,000,000	41,000,000	3.37%
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR +9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $2,588,317) - (Ireland)	$2,614,462	2,588,317	0.21%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR +9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $11,348,775)	$11,463,409	11,348,775	0.93%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR +3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $49,794,210)	$52,972,564	47,039,637	3.86%
Total Communications Equipment Manufacturing		101,976,729

Computer and Peripheral Equipment Manufacturing (1.53%)
Palm, Inc., Tranche B Term Loan, LIBOR +3.5%, due 4/24/14
(Acquired 12/13/07, Amortized Cost $27,236,783)	$30,263,093	18,611,802	1.53%

Data Processing, Hosting and Related Services (10.87%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR +4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $24,149,948) (8)	$24,642,804	23,287,450	1.91%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $59,360,204) (8)	$60,264,167	57,853,600	4.75%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $15,093,335)	$15,093,335	14,414,135	1.18%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $38,626,982)	$38,845,330	36,854,507	3.03%
Total Data Processing, Hosting and Related Services		132,409,692

Gambling Industries (3.15%)
Gateway Casinos, Inc., 2nd Lien Term Loan, LIBOR+5.50%, due 3/31/15
(Acquired 5/30/08, 6/5/08, 6/12/08 and 6/26/08, Amortized Cost $41,466,250)	$61,000,000	31,516,687	2.59%
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/03/12
(Acquired 12/7/07 and 12/11/07, Amortized Cost $9,612,500)	$10,000,000	6,815,000	0.56%
Total Gambling Industries		38,331,687

Industrial Machinery Manufacturing (1.16%)
Edwards Limited 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14
(Acquired 7/15/08, 8/14/08, and 9/03/08, Amortized Cost $14,662,500)	$21,750,000	14,137,500	1.16%

Management, Scientific, and Technical Consulting Services (0.91%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16
(Acquired 8/1/08, Amortized cost $11,240,579)	$11,354,118	11,041,880	0.91%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)
September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (continued)
Motor Vehicle Parts Manufacturing (7.08%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, 12/31/12
(Acquired 12/31/07, Amortized Cost $23,782,688)	$23,782,688	$22,942,374	1.88%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR +7.5%, 12/31/13
(Acquired 12/31/07, Amortized Cost $21,000,000)	$21,000,000	20,555,493	1.69%
Visteon Corporation, 1st Lien Term Loan, LIBOR +3%, due 6/13/13
(Acquired 11/16/07, 11/20/07, 12/14/07, 12/19/07, and 12/20/07, Amortized Cost $61,610,533)	$71,627,582	42,761,666	3.51%
Total Motor Vehicle Parts Manufacturing		86,259,533

Motor Vehicle Manufacturing (1.72%)
General Motors Corporation, Revolver, LIBOR+1.75%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 10/18/07, 11/07/07, 12/04/07,
and 12/14/07, Amortized Cost $29,337,553)	$32,000,000	20,930,897	1.72%

Offices of Real Estate Agents and Brokers (2.65%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Amortized Cost $9,453,750)	$30,000,000	3,910,000	0.32%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07, 9/5/07,
9/12/07, 10/26/07, and 12/06/07, Amortized Cost $17,075,233)	$18,283,547	13,655,524	1.12%
Realogy Corporation, Delayed Draw Term Loan, LIBOR +3%, due 10/10/13
(Acquired 10/09/07, Amortized Cost $18,711,000)	$19,800,000	14,788,125	1.21%
Total Offices of Real Estate Agents and Brokers		32,353,649

Petroleum and Coal Products Manufacturing (1.79%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14
(Acquired 6/11/08 and 6/12/08, Amortized Cost $25,287,788)	$30,882,501	21,772,163	1.79%

Radio and Television Broadcasting (0.36%)
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $979,959)	$1,076,878	915,347	0.08%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $3,704,099)	$4,070,439	3,459,873	0.28%
Total Radio and Television Broadcasting		4,375,220

Satellite Telecommunications (4.81%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/28/07, Amortized Cost $28,890,446)	$30,427,838	28,520,012	2.34%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $30,677,089)	$32,358,108	30,117,309	2.47%
Total Satellite Telecommunications		58,637,321

Semiconductor and Other Electronic Component Manufacturing (2.86%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 6.75%, due 12/18/12
(Acquired 1/24/08, Amortized Cost $32,548,711)	$37,639,699	34,816,722	2.86%

Sporting Goods, Hobby and Musical Instrument Stores (0.22%)
Toys R Us, Real Estate Term Loan, LIBOR +3%, due 12/9/08
(Acquired 10/18/06, Amortized Cost $3,007,500)	$3,000,000	2,634,000	0.22%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)
September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Debt Securities (Continued)
Telecom Wireline (16.55%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
LIBOR + 6.25% Cash + 1% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,874,292)	$2,400,249	$1,440,143	0.12%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $29,528,421)	$30,075,643	27,819,970	2.28%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, LIBOR + 2.25%, due 4/30/12
(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15,08 and 5/19/08, Amortized Cost $2,204,970)	$2,901,086	2,021,091	0.17%
Hawaiian Telcom Communications Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $(1,644,383))	$8,097,801	(2,186,406)	-0.18%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 8/1/06, Amortized Cost $26,120,454) (8)	$27,208,806	24,215,837	1.99%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $39,714,017) (8)	$40,034,017	31,626,874	2.60%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,505,178) (8)	$30,339,514	25,485,192	2.09%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $44,251,265) (8)	$44,752,265	41,574,854	3.41%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,607,877) - (Netherlands) (3), (8)	€4,103,088	5,305,051	0.44%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $51,972,065) - (Netherlands) (3), (8)	€37,529,456	44,252,786	3.63%
Total Telecom Wireline		201,555,392

Total Bank Debt (Cost $969,971,471)		862,679,816

Other Corporate Debt Securities (12.70%)
Architectural, Engineering, and Related Services (1.37%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$26,625,000	16,742,865	1.37%

Gambling Industries (2.28%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$34,055,000	17,708,600	1.45%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$30,222,000	10,157,010	0.83%
Total Gambling Industries		27,865,610

Home Furnishings Stores (0.21%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	2,561,985	0.21%

Industrial Machinery Manufacturing (1.41%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $17,761,186) (5), (8)	$20,743,000	17,175,204	1.41%

Motor Vehicle Manufacturing (0.32%)
Fleetwood Enterprises, Convertible Bond, 5.0%, due 12/15/23	$4,080,000	3,906,600	0.32%

Offices of Real Estate Agents and Brokers (0.64%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	5,008,403	0.41%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$6,284,000	2,843,510	0.23%
Total Offices of Real Estate Agents and Brokers		7,851,913

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)
September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Other Corporate Debt Securities (Continued)
Other Amusement and Recreation Industries (0.43%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $13,385,761) (5)	$13,097,333	$5,238,933	0.43%

Plastics Product Manufacturing (0.36%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$6,115,000	4,398,153	0.36%

Radio and Television Broadcasting (0.77%)
Radio One Inc., Sr. Sub Notes, 8.875%, due 7/1/11	$11,050,000	9,337,250	0.77%

Satellite Telecommunications (2.75%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11
(Acquired 3/13/08, 3/20/08, 3/24/08, 3/28/08, 3/31/08, 4/1/08, 4/3/08, 4/29/08, 5/13/08,
Amortized Cost $32,746,189) (5)	$35,199,380	33,440,819	2.75%

Sporting Goods, Hobby and Musical Instrument Stores (1.95%)
Michaels Stores, Inc., Senior Notes, 11.375%, due 11/01/16	$42,000,000	19,845,000	1.63%
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/01/14	$6,265,000	3,946,950	0.32%
Total Sporting Goods, Hobby and Musical Instrument Stores		23,791,950

Telecom Wireline (0.21%)
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.50%, due 5/1/13	$12,870,000	2,574,000	0.21%

Total Other Corporate Debt Securities (Cost $215,518,661)		154,885,282

Total Debt Securities (Cost $1,185,490,132)		1,017,565,098

Equity Securities (9.57%)
Activities Related to Credit Intermediation (0.62%)
Online Resources Corporation, Common Stock (4), (6)	974,000	7,567,980	0.62%

Clothing Stores (1.94%)
Stage Stores Inc., Common Stock	1,729,952	23,631,144	1.94%

Data Processing, Hosting, and Related Services (0.40%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $2,510,633) (4), (5), (9)	2,611,059	4,673,795	0.38%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $100,425) (4), (5), (9)	104,442	186,952	0.02%
Total Data Processing, Hosting, and Related Services		4,860,747

Depository Credit Intermediation (2.21%)
Doral GP Ltd., GP Interest
(Acquired 7/12/07, Cost $225) (2), (4), (5), (6)	100	225	0.00%
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $24,911,825) (4), (5)	24,911,825	26,880,000	2.21%
Total Depository Credit Intermediation		26,880,225

Glass and Glass Products Manufacturing (3.48%)
Owens Corning, Inc., Common Stock (4)	1,772,334	42,376,506	3.48%

Industrial Machinery Manufacturing (0.17%)
GSI Group, Inc., Warrant to purchase Common Shares
(Acquired 8/20/08, Cost $3,030,191) (4), (5), (8)	581,053	2,045,307	0.17%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)
September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Motor Vehicle Manufacturing (0.17%)
Fleetwood Enterprises, Inc., Common Stock (4)	2,046,038	$2,086,959	0.17%

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $219,103) (4), (8)	16,893	1,149,907	0.09%

Telcom Wireline (0.49%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Amortized Cost $8,963,704) (3), (4), (5), (8)	6,550,500	5,938,587	0.49%

Total Equity Securities (Cost $144,298,083)		116,537,362

Total Investments (Cost $1,329,788,215) (7)		1,134,102,460

Cash and Cash Equivalents (6.90%)
Chevron Funding, Commercial Paper, 1.93%, 10/6/08	$10,000,000	9,997,319	0.82%
Citicorp, Commercial Paper, 0.75%, 10/06/08	$10,000,000	9,993,333	0.82%
Citicorp, Commercial Paper, 2.50%, 10/03/08	$10,000,000	9,998,611	0.82%
GECC, Commercial Paper, 2.15%, 10/03/08	$10,000,000	9,998,806	0.82%
Toyota Motor Credit Corp., Commercial Paper, 2.00%, 10/01/08	$5,000,000	5,000,000	0.41%
Toyota Motor Credit Corp., Commercial Paper, 2.40%, 10/03/08	$18,500,000	18,497,533	1.53%
Union Bank of California, Commercial Paper, 2.10%, 10/03/08	$10,000,000	9,998,833	0.82%
Wells Fargo Overnight Repo, 0.55%, Collateralized by Federal Home Loan Bank Discount Note	$4,546,396	4,546,396	0.37%
Cash Denominated in Foreign Currency (Cost $3,497,073)	€556,725	784,537	0.07%
Cash Held on Account at Various Institutions	$5,152,651	5,152,651	0.42%
Total Cash and Cash Equivalents		83,968,019

Total Cash and Investments		$1,218,070,479	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $62,781,084 that have been segregated to collateralize certain unfunded commitments.

(8)	Priced by an independent third-party pricing service.

(9)	Priced by the Investment Manager.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $759,632,371 and $312,505,779, respectively.
Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2008 was $958,259,638 or 78.67% of total cash and investments of the Partnership.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

Investment income
Interest income from investments in unaffiliated issuers	$76,435,686
Dividend income	246,814
Other income	1,109,967
Total investment income	77,792,467

Operating expenses
Management and advisory fees	24,862,500
Interest expense	10,406,479
Amortization of deferred debt issuance costs	854,531
Commitment fees	709,494
Legal fees, professional fees and due diligence expenses	486,815
Insurance expense	160,344
Custody fees	130,935
Director fees	88,500
Other operating expenses	128,254
Total expenses	37,827,852

Net investment income	39,964,615

Net realized and unrealized loss
Net realized loss from investments in unaffiliated issuers	(22,657,998)

Net change in net unrealized depreciation on:
Investments	(139,131,763)
Foreign currency	(8,076,595)
Net change in net unrealized depreciation	(147,208,358)

Net realized and unrealized loss	(169,866,356)

Distributions to preferred limited partners	(3,967,960)
Net change in accumulated distributions to preferred limited partners	535,139

Net decrease in net assets applicable to common limited
and general partners resulting from operations	$(133,334,562)

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Nine Months Ended September 30, 2008 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of period	$695,176,734	$695,176,734	$-

Capital contributions	109,962,700	109,962,700	-

Net investment income	39,964,615	39,964,615	-
Net realized loss	(22,657,998)	(22,657,998)	-
Net change in net unrealized depreciation on investments
and foreign currency	(147,208,358)	(147,208,358)	-
Distributions to preferred limited partners from net investment income	(3,967,960)	(3,967,960)	-
Net change in accumulated distributions to preferred limited partners	535,139	535,139	-
Net decrease in net assets applicable to common limited and
general partners resulting from operations	(133,334,562)	(133,334,562)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $35,219,636)	$671,804,872	$671,804,872	$-

	Year Ended December 31, 2007
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of year	$145,014,518	$145,014,518	$-

Capital contributions	623,820,338	623,820,338	-

Net investment income	1,020,907	1,020,907	-
Net realized loss	(8,617,136)	(8,617,136)	-
Net change in unrealized appreciation/depreciation on investments
and foreign currency	(47,924,422)	(47,924,422)	-
Distributions to preferred limited partners from net investment income	(1,846,664)	(1,846,664)	-
Net change in accumulated distributions to preferred limited partners	(1,727,436)	(1,727,436)	-
Net decrease in net assets applicable to common limited and
general partners resulting from operations	(59,094,751)	(59,094,751)	-

Distributions to common limited and general partners from:
Returns of capital	(14,563,371)	(14,563,371)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment loss
of $1,312,158)	$695,176,734	$695,176,734	$-

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2008

Operating activities
Net decrease in net assets applicable to common limited and general partners
resulting from operations	$(133,334,562)
Adjustments to reconcile net decrease in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	22,657,998
Net change in net unrealized depreciation	147,208,358
Distributions paid to preferred limited partners	3,967,960
Net change in accumulated distributions to preferred limited partners	(535,139)
Income from paid in-kind capitalization	(12,378,502)
Accretion of original issue discount	(299,823)
Accretion of market discount	(176,293)
Amortization of deferred debt issuance costs	854,531
Amortization of rating agency fees	51,250
Changes in assets and liabilities:
Purchases of investments	(746,783,795)
Proceeds from sales, maturities and paydowns of investments	312,505,779
Increase in accrued interest income - unaffiliated issuers	(10,395,515)
Increase in receivable from parent	(543,061)
Decrease in receivable for investments sold	12,932,803
Increase in prepaid expenses and other assets	(3,167,596)
Decrease in payable for investments purchased	(30,809,560)
Decrease in payable to parent	(626,654)
Decrease in interest payable	(1,041,851)
Decrease in accrued expenses and other liabilities	(530,026)
Net cash used in operating activities	(440,443,698)

Financing activities
Proceeds from cash contribution in exchange for common limited partner interests	221,000,000
Proceeds from draws on credit facility	41,938,250
Proceeds from issuance of Series A preferred limited partner interests	160,000,000
Redemptions of Series A preferred limited partner interests	(100,000,000)
Distributions paid to Series A preferred limited partners	(3,967,960)
Net cash provided by financing activities	318,970,290

Net decrease in cash and cash equivalents	(121,473,408)
Cash and cash equivalents at beginning of period	205,441,427
Cash and cash equivalents at end of period	$83,968,019

Supplemental disclosure:
Interest payments	$10,305,214

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

September 30, 2008

1. Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the entire common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, SVOF/MM, and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total maximum capitalization of the Partnership is approximately $2.21 billion, consisting of $1.105 billion of common limited partner interests (the “Common Limited Interests”) from the Common Limited Partner, $369 million of preferred limited partner interests (the “Preferred Limited Interests”) and $736 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Common Limited Partner Interests

The Common Limited Partner has committed to purchase a total of $1.105 billion of the Common Limited Interests on dates specified by the Partnership over a period ending on or prior to April 10, 2009. The Partnership accepted an initial commitment of $725 million at its inception on December 15, 2006, and received assets from the Common Limited Partner representing 20% of this initial commitment on the same day. The Partnership accepted an additional commitment of $260 million on February 22, 2007, and received an initial 20% of this second commitment on or about February 26, 2007. The Partnership accepted a final commitment of $120 million on or about July 2, 2007, and received an initial 20% of this third commitment on or about July 6, 2007. The Partnership has called and received additional common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%

As of September 30, 2008, the ratio of called to committed capital was 0.8:1.

Preferred Limited Partner Interests

At September 30, 2008, the Partnership had 11,800 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain conditions, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At September 30, 2008, the Partnership was in full compliance with such requirements.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (ii) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of September 30, 2008, the results of its operations and its cash flows for the nine months then ended, and the changes in net assets for the nine months then ended and for the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Partnership’s Board of Directors and subject to their approval.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At September 30, 2008, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$75,662,588
2	Other observable market inputs*	475,162,639
3	Independent third-party pricing sources that employ significant unobservable inputs	561,241,058
3	Internal valuations with significant unobservable inputs	22,036,175

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$65,950,305	$10,216,550
Net realized and unrealized gains (losses)	(64,884,455)	1,663,706
Net acquisitions and dispositions	241,182,081	10,155,919
Net transfers in/out of category	318,993,127	-
Ending balance	$561,241,058	$22,036,175

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(64,884,455)	$1,663,706

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2008, the Partnership had foreign currency denominated investments with an aggregate market value of approximately 9.9% of the Partnership’s total cash and investments. Such positions were converted at the closing rate in effect at September 30, 2008 and reported in U.S dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign investment positions and transactions are susceptible to foreign currency as well as overall market risk. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held. During the nine months ended September 30, 2008, such fluctuations from foreign exchange rates were largely offset by fluctuations in the value of foreign currency advances under the Partnership’s credit facility.

Investments in foreign companies and securities of foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $8,501,709 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Organization Costs

Organization costs of $0.18 million were incurred in connection with the formation of the Partnership; $0.16 million were expensed to operations in 2006 and $0.02 million were expensed to operations in 2007.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Distributions to the Common Limited Partner

Distributions to the Common Limited Partner are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership. Net realized capital gains are distributed at least annually. As of September 30, 2008, the Partnership had distributed $14,563,371 to the Common Limited Partner since inception.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and state taxing authorities for all tax years since inception. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2008 were as follows:

Unrealized appreciation	$10,771,848
Unrealized depreciation	(206,457,603)
Net unrealized depreciation	(195,685,755)

Cost	$1,329,788,215

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Partnership’s financial statements.

3. Allocations and Distributions

The General Partner receives a performance allocation of 20% of net income and gain distributions, after the Common Limited Partner has received cumulative distributions equal to an 8% annual weighted-average return on its undistributed contributed equity, and the General Partner has received subsequent catch-up payments equal to 20% of cumulative income and gain distributions.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

4. Management Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.50% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding. For purposes of computing the management fee, total committed capital at September 30, 2008 was $2.21 billion, consisting of $1.105 billion of capital committed by the Common Limited Partner, $369 million of Preferred Limited Interests and $736 million of debt. In addition, the General Partner is entitled to an allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

4. Management Fees and Other Expenses (continued)

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $736 million. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations. Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $147,200,000 in borrowings are outstanding.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At September 30, 2008, outstanding borrowings included €83,000,000 (US $116,963,600), and interest payable included €12,349 (US $17,402).

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

The Partnership’s investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7. Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursed through deductions from distributions to the Common Limited Partner. The Partnership has also recognized liabilities to third parties for equity placement costs of the Common Limited Partner which will be paid out of contributions by the Common Limited Partner.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

8. Financial Highlights

	Nine Months	Year Ended	(Inception)
	Ended September 30,	December 31,	to December 31,
	2008 (Unaudited)	2007	2006

Period return on invested assets (1), (2)	(9.1%)	(3.3%)	0.5%

Gross return to common limited partner (1)	(14.3%)	(18.7%)	(0.4%)
Less: General Partner allocation (1)	0.0%	0.0%	0.0%
Period return to common limited partner (1), (3)	(14.3%)	(18.7%)	(0.4%)

Ratios and Supplemental Data:
Ending net assets attributable to common
limited partner	$671,804,872	$695,176,734	$145,014,518

Net investment income (loss) / average
common limited partner interest (4), (5)	7.8%	0.3%	(14.4%)

Expenses and General Partner allocation /
average common limited partner equity
Operating expenses (4), (5)	7.4%	11.5%	37.4%
General Partner allocation (1)	0.0%	0.0%	0.0%
Total expenses and General Partner allocation	7.4%	11.5%	37.4%

Portfolio turnover rate (1)	31.5%	42.7%	3.7%
Weighted-average debt outstanding	$364,386,309	$125,714,977	$20,764,706
Weighted-average interest rate	3.8%	5.5%	5.7%

Annualized Inception to Date Performance Data as of September 30, 2008:
Return on common limited partner interest (3)	(20.2%)
Return on invested assets (2)	(6.7%)
Internal rate of return (6)	(22.8%)

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)
These ratios include interest expense but do not reflect the effect of dividend payments to preferred interestholders. The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced,due to the Partnership’s relatively smaller capital base while the Partnership is ramping up.

(6)
Net of dividends to preferred limited partners, allocations to the General Partner and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the partnership at net assetvalue as of the balance sheet date and is reduced by organizational costs that were expensed at the inception of the Partnership.